UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

TrimTabs ETF Trust

(Names of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

TrimTabs ETF Trust

1345 Avenue of the Americas
2nd Floor
New York, NY 10105

May 4, 2021
Dear Shareholder:
A special meeting of the shareholders of TrimTabs ETF Trust (the “Trust,” with each series of the Trust referred to as a “Fund,” and, collectively, as the “Funds”) will be held over the Internet in a virtual meeting format on June 9, 2021 at 11:00 a.m., Eastern time (the “Meeting”).
You are receiving this letter because you were a shareholder of record of at least one Fund as of April 29, 2021 (the “Record Date”).  I am writing to ask for your vote at the Meeting on the following proposal, as well as to transact such other business as may properly come before the Meeting or any adjournments thereof:
•	To elect one (1) Trustee to the Board of Trustees of the Trust.
The Trust’s Board of Trustees has unanimously approved, and recommends that you vote "FOR," the Trustee nominee.
Detailed information about the proposal is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.
You are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of a Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.
Voting is quick and easy. Everything you need is enclosed. You may vote by: (i) casting your vote at the Meeting, (ii) signing, dating and mailing your proxy card in the enclosed postage-paid return envelope, (iii) calling the toll-free telephone number listed on your proxy card, or (iv) visiting the Internet website listed on your proxy card and following the instructions provided on the website. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. This will ensure that your vote is counted even if you cannot, or do not wish to, attend the Meeting.
Your vote is important to us. Thank you for your response and for your investment.
Sincerely,
Bob Shea
President and Principal Executive Officer of the Trust

TrimTabs ETF Trust

1345 Avenue of the Americas
2nd Floor
New York, NY 10105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of TrimTabs ETF Trust (the “Trust,” with each series of the Trust referred to as a “Fund,” and, collectively, as the “Funds”) will be held over the Internet in a virtual meeting format on June 9, 2021 at 11:00 a.m., Eastern time (the “Meeting”). At the Meeting, shareholders will be asked to consider and vote upon the following proposal (the “Proposal”) and to act upon any other business that may properly come before the Meeting or any adjournment or postponement thereof:
Shareholders Entitled to Vote
Proposal: To elect one (1) Trustee to the Board of Trustees of the Trust	All shareholders of the Trust voting together
The Board of Trustees of the Trust (the “Board”) has unanimously approved, and recommends that you vote “FOR,” the nominee in the Proposal.
The Proposal is discussed in greater detail in the enclosed proxy statement. Please read the proxy statement carefully for information concerning the Proposal.
The persons named as proxies will vote in his or her discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. In the event that the necessary quorum to transact business is not present at the Meeting, the Chairperson of the Meeting may adjourn the Meeting to a designated time and place (or over the Internet in a virtual meeting format), within a reasonable time after the date set for the original Meeting, to permit further solicitation of proxies, in accordance with applicable law and the Trust Instrument and By-Laws of the Trust.
Shareholders of record of any Fund at the close of business on April 29, 2021 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. Each shareholder is invited to attend the Meeting by following the instructions included on your proxy card(s).  Even if you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card.  If you attend the Meeting and wish to vote at the Meeting, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted.  However, merely attending the Meeting will not revoke a previous proxy. If you have any questions about the foregoing information, you may call 800-617-0004.
Your vote is important to us. Thank you for taking the time to consider the Proposal.

By Order of the Board of Trustees of
TrimTabs ETF Trust
Bob Shea
President and Principal Executive Officer of the Trust

PROXY STATEMENT

For

TrimTabs ETF Trust

1345 Avenue of the Americas
2nd Floor
New York, NY 10105

Dated May 4, 2021

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 9, 2021

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of TrimTabs ETF Trust (the “Trust,” with each series of the Trust referred to as a “Fund,” and, collectively, as the “Funds”) to be voted at a special meeting of shareholders of the Trust to be held over the Internet in a virtual meeting format on June 9, 2021 at 11:00 a.m., Eastern time (the “Meeting”).
This Proxy Statement provides you with information you should review before voting on the matter listed in the Notice of Special Meeting of Shareholders. If there is anything you do not understand, you may call 800-617-0004 for assistance.  This Proxy Statement, the Notice of Special Meeting of Shareholders and related proxy card(s) were first mailed to shareholders of the Funds beginning on or about May 6, 2021.
Proposal; Shareholders Entitled to Vote
The Meeting is being called to ask shareholders to consider and vote on the following proposal (the “Proposal”), which is described more fully below:
Shareholders Entitled to Vote
Proposal: To elect one (1) Trustee to the Board of Trustees of the Trust	All shareholders of the Trust voting together
The Board of the Trust has unanimously approved, and recommends that you vote “FOR,” the nominee in the Proposal.
Shareholders of record of the Funds as of the close of business on April 29, 2021 (the “Record Date”) are entitled to attend and to vote at the Meeting.  Shareholders are entitled to one vote per share, and a proportional vote for each fractional share.  The voting and quorum requirements for the Proposal are described below.
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Funds’ shareholders, employees and community, the Meeting will be conducted exclusively online via live webcast. If you would like to attend the virtual meeting, send an email to attendameeting@astfinancial.com no later than 1 p.m., Eastern time, one business day prior to the Meeting.  Please use the subject line “TrimTabs.”  A reply email with a registration link for the Meeting will be sent back to you.
We urge you to complete, sign and date the enclosed proxy card, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card. If you wish to vote at the Meeting, however, and you hold your shares through an intermediary, such as a bank, broker-dealer or other third-party intermediary (i.e., in “street” name), then you must submit proof of your proxy power (“legal proxy”) from your bank, broker-dealer or other third-party intermediary indicating that you are the beneficial owner of the shares in the Fund(s), on the Record Date, and authorizing you to vote along with your name and email address to AST Fund Solutions, LLC (“AST”) in accordance with the directions below. The letter must also state whether, before the Meeting, you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as “Legal Proxy” and be received no later than 1 p.m., Eastern time, on the business day prior to the Meeting. You will receive a confirmation of your registration and your individual control number by email after AST receives your registration information.
The Trust does not know of any business other than the Proposal that will, or is proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy card(s) shall vote proxies in accordance with their best judgment.
TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD.

PROPOSAL: TO ELECT ONE (1) TRUSTEE TO THE BOARD OF TRUSTEES OF THE TRUST
Summary of the Proposal
At the Meeting, shareholders of the Trust will be asked to elect Jacob Pluchenik to serve as Trustee on the board of the Trust (the “Board”).  Mr. Pluchenik would be considered an “interested person” of the Trust (an “Interested Trustee”), as such term is defined in the Investment Company Act of 1940, as amended (“Investment Company Act”), because of his ownership interest in TrimTabs Asset Management, LLC, the Trust’s investment adviser (the “Adviser”).
Information about the Trustee Nominee
Mr. Pluchenik has indicated that he is willing and able to serve on the Board, and the Board has no reason to believe that he will be unavailable to serve as a Trustee. If Mr. Pluchenik becomes unavailable to serve for any reason, the persons named as proxies will vote for such other nominees nominated by the Nominating Committee. Under the Trust’s Trust Instrument and By-Laws, a Trustee serves an indefinite term, until his or her successor is elected, or until his or her death or the Trust terminates, whichever is sooner, except that the Trustee may resign or retire or be removed (as provided in the Trust Instrument).
Mr. Pluchenik will be an Interested Trustee by virtue of his ownership interest in the Adviser.  His term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by Mr. Pluchenik and other directorships held by Mr. Pluchenik, if any, are shown in the table below. The address for Mr. Pluchenik is as follows: c/o 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105.

Name, Year of Birth, and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Jacob Pluchenik YOB: 1976	Trustee Nominee	N/A	Managing Member, GF Investments (2005-present); Member, TrimTabs Asset Management, LLC (2016-present)	N/A	None
Experience, Qualifications and Attributes
The Nominating Committee of the Board is responsible for identifying, evaluating and recommending trustee candidates to the Board.  The Nominating Committee reviews the background and the educational, business, professional or other relevant experience of trustee candidates and the candidates’ expected contributions to the Board.  Trustees selected to serve on the Board are expected to have certain uniform characteristics, such as a very high level of integrity, appropriate skill and experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. In addition to those qualities, and based on Mr. Pluchenik’s experience, qualifications and attributes, and his past contributions to the Trust and anticipated contributions to the Board, the following is a brief summary of the information that led to the conclusion that Mr. Pluchenik should serve as a Trustee:
Mr Pluchenik has played a lead role in numerous investments on behalf of the GF Family Office. He has extensive experience in the investment management industry, including through his ownership interest in, and significant involvement with, the Adviser.

Board Structure
The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.
The Board is comprised of three Trustees: Stephen J. Posner, David A. Kelly and Charles Biderman. Mr. Posner and Mr. Kelly are each independent Trustees (the “Independent Trustees”), while Mr. Biderman is considered an Interested Trustee because of his ownership interest in the Adviser.
Mr. Biderman serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and, if present, meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.  The fund complex includes all funds advised by the Adviser (“Fund Complex”).
The Trustees, their year of birth, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105.

Name, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Stephen J. Posner YOB: 1944	Trustee	Since 2014	Retired Since 2014; Financial Advisor, Wunderlich Securities, Inc. (2005-2014)	4	Director, TrimTabs Investment Research (2016-2017)*
David A. Kelly YOB: 1938	Trustee	Since 2015	Founder and President, Three Lakes Advisors, Inc. (1996-present)	4	Member, Audit Committee, Greenwich Historical Society (2011-2013)
Interested Trustee
Charles Biderman YOB: 1946	Trustee; formerly President	Trustee since 2014; President from 2014 to 2017	Consultant, Informa TrimTabs (2017-2017); Founder, TrimTabs Asset Management, LLC (1990-present); Founder and Chief Executive Officer, TrimTabs Investment Research (1990-2017); President, TrimTabs Index Services, LLC (2014-2016)	4	None

*	TrimTabs Investment Research does not control, and is not controlled by or under common control with, the Adviser.

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established.  The officers of the Trust, their year of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Officer is: c/o 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105.

Name, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Bob Shea YOB: 1962	President and Principal Executive Officer	Since January 2021
CEO and Chief Investment Officer, TrimTabs Asset Management, LLC (2020-present) and Portfolio Manager (2021-present); President and Co-Chief Investment Officer, W.E. Donoghue & Co., LLC (2017-2019); Co-Founder, CEO and Strategic Advisor, JA Forlines Global (2009-2017)

Derin Cohen YOB: 1991	Chief Compliance Officer and Anti-Money Laundering Officer Formerly: Vice President	Chief Compliance Officer and Anti-Money Laundering Officer since 2019; Vice President (2018-2019)
Chief Operating & Compliance Officer, TrimTabs Asset Management (2019-present) and Vice President, Marketing and Operations (2017-2019); Lead Generation Associate, SinglePlatform (2017-2017); Internal Control Associate, Maxim Group LLC, (2013-2017)

Vince (Qijun) Chen YOB: 1994	Vice President, Treasurer, and Principal Financial Officer	Since 2019	Quantitative Analyst, TrimTabs Asset Management, LLC (2017-present) and Portfolio Manager (2021-present); Application Developer, NYC Human Resources Administration (2017-2017)
The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or a lead Independent Trustee would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings. The Board of the Trust met four times during the fiscal year ended July 31, 2020.
The Board normally holds four regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately as determined to be necessary or appropriate by the Independent Trustees and their counsel; during a portion of each such separate meeting management is not present. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.
The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Adviser’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO.

The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, other service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.
The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.
Risk Oversight
The Funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its officers, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its officers, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective and principal investment strategies or restrictions, and reviews any areas of non-compliance with any of the foregoing. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.
Committees
The Board currently has four standing committees: an Audit Committee, a Valuation Committee, a Nominating Committee and a Qualified Legal Compliance Committee. Each Independent Trustee serves on each of these committees, except for the Valuation Committee, which is comprised of the officers of the Trust.
The purposes of the Audit Committee are to: (1) oversee generally the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of the Funds’ financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. During the fiscal year ended July 31, 2020, the Audit Committee met four times.
The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available. During the fiscal year ended July 31, 2020, the Valuation Committee met four times.
The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Interested Person”) of the Trust and who meet any independence requirements of the applicable rule of the exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are Interested Persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders. The Nominating Committee did not meet during the fiscal year ended July 31, 2020.
The purpose of the Qualified Legal Compliance Committee is to evaluate and recommend resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the fiscal year ended July 31, 2020.
Candidate Nomination Process
As noted above, the Nominating Committee identifies, evaluates and recommends candidates for Board membership. The Nominating Committee has adopted a written charter, which is attached as Appendix A.  Such charter sets forth, among other things, certain criteria that the Nominating Committee uses to evaluate Board candidates.  The Nominating Committee shall nominate candidates for new or vacant Board and committee positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive information regarding such candidate’s background and the educational, business, professional or other relevant experience of the candidate, whether such candidate serves on other boards or has prior experience, and whether the candidate has knowledge and experience relating to investment companies and investment company governance.  A successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.
The Nominating Committee generally believes that diversity of backgrounds, skills and experience benefits the Board, and it seeks candidates that will provide the Board with a broad cross section of backgrounds, functional disciplines and experience. However, the Nominating Committee has not adopted a formal policy in this regard.
Ownership of Fund Shares
The following table provides the dollar range of equity securities beneficially owned by each Trustee and the Trustee nominee as of March 31, 2021:

Trustee	Aggregate Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds Overseen Within the Fund Complex
Stephen J. Posner	$0	$0
David A. Kelly	$0	$0
Charles Biderman	TrimTabs U.S. Free Cash Flow Quality ETF: $1 - $10,000	$1 - $10,000
Jacob Pluchenik	TrimTabs U.S. Free Cash Flow Quality ETF: Over $100,000	Over $100,000

As of March 31, 2021, each Trustee, the Trustee nominee and the executive officers of the Trust individually, and collectively as a group, owned less than 1% of the outstanding shares of each Fund.
To the best of the Trust’s knowledge, as of March 31, 2021, no person owned beneficially 5% or more of the outstanding shares of any Fund’s securities, except as set out in Appendix B.
Compensation
The following table shows the total compensation paid to the Trustees and the Trustee nominee for the Fund Complex for the fiscal year ended July 31, 2020.  Independent Trustees are paid $4,000 per quarter for attendance at meetings of the Board. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the Funds’ expenses, and Trustees are not entitled to benefits upon retirement from the Board. The Trust’s officers and the Interested Trustees receive no compensation directly from the Trust.
	Aggregate Compensation from the Funds*	Compensation Deferred	Total Compensation from the Fund Complex Paid to Trustees*
Independent Trustees
Stephen J. Posner	$16,000	$0	$16,000
David A. Kelly	$16,000	$0	$16,000
Interested Trustees
Charles Biderman	$0	$0	$0
Jacob Pluchenik	N/A	N/A	N/A
*
Pursuant to the terms of its investment advisory agreement with respect to the Funds, the Adviser bears all of its own costs associated with providing advisory services and all the expenses of the Funds (excluding certain items, as provided in the investment advisory agreement), including Trustee compensation.

Changes to the Board
Recently, Mr. Biderman presented to the Trust a letter indicating his desire to resign from his position as Trustee and Chairman of the Board upon the election of his duly elected successor, but will remain a minority shareholder of the Adviser.  The Nominating Committee, which consists of the Independent Trustees, considered for nomination Mr. Pluchenik as an Interested Person of the Trust.  If the Proposal is approved by shareholders, Mr. Biderman will resign from the Board and Mr. Pluchenik will become an Interested Trustee.  In the event that the Proposal does not receive the required number of votes, Mr. Biderman will continue to act in his capacity as Trustee until his successor is duly elected.
Required Vote
Shareholders of the Trust, including each Fund, will vote together to elect the Trustee nominee to the Board.  The presence at the Meeting, virtually or by proxy, of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Trust shall be sufficient to constitute a quorum.  Trustees are elected by the affirmative vote of a plurality of votes cast at the Meeting, either virtually or by proxy, and entitled to vote.  A plurality vote means that the nominees with the most votes will be elected to the available seats. As such, Mr. Pluchenik may be elected to the Board with the affirmative vote of less than half of the outstanding shares of the Trust voting at the Meeting.  In the election of trustees, votes may be cast in favor or withheld.  Because Mr. Pluchenik is running unopposed, he is expected to be elected, as votes withheld will have no effect on the outcome of the Proposal.
Recommendation of the Board
The Board, including the Independent Trustees, unanimously recommends that shareholders of the Trust vote “FOR” the election of the Trustee nominee.
OTHER INFORMATION
Other Business
The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Submission of Shareholder Proposals
The Trust is not required to hold annual meetings of shareholders and the Trust currently does not intend to hold such shareholder meetings in any year unless certain specified shareholder actions are required to be taken under the Trust’s charter documents or in accordance with the Investment Company Act.
Although the Trust has not adopted a specific process regarding shareholder proposals, any shareholder desiring to submit a proposal to be presented at any meeting of shareholders of the Trust hereafter called may submit such proposal to the Chief Compliance Officer of the Trust at the Trust’s principal offices, to be received within a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. However, the timely submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement or presented at a shareholder meeting; whether a shareholder proposal is included in a proxy statement will be determined in accordance with applicable federal and state law.
Shareholder Communications
Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to the Trust’s office.  Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.
LEGAL PROCEEDINGS
There are no material pending legal proceedings to which any Trustee, nominee or affiliated person of such Trustee or nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee, nominee or executive officer of the Funds within the past ten years.
INFORMATION ABOUT THE MEETING
Record Date
Shareholders of record of the Trust as of the close of business on the Record Date are entitled to vote at the Meeting. Shareholders of the Trust on the Record Date will be entitled to one vote for each whole share and a proportionate fractional vote for each fractional share that they own.  No shares have cumulative voting rights in the election of Trustees.  The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement.  As of the Record Date, the following number of shares were issued and outstanding for each Fund:

Fund	Number of Shares Outstanding
TrimTabs International Free Cash Flow Quality ETF	1,625,000
TrimTabs U.S. Free Cash Flow Quality ETF	3,900,000
TrimTabs Donoghue Forlines Risk Managed Innovation ETF	3,050,000
TrimTabs Donoghue Forlines Tactical High Yield ETF	3,625,000
Revocation of Proxies
Any shareholder who has submitted a proxy may revoke or withdraw the proxy with respect to any matter to be considered at the Meeting if such revocation or withdrawal is properly received prior to the vote on that matter, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting at that time on the matter.

The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.
If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from the bank, broker-dealer or other third-party intermediary.
All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.
Quorum and Adjournment
The holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Trust entitled to vote, as of the Record Date, and present virtually or by proxy at the Meeting shall constitute a quorum. In the event that the necessary quorum to transact business is not present at the Meeting, the Chairperson of the Meeting may adjourn the Meeting to a designated time and place (or over the Internet in a virtual meeting format), within a reasonable time after the date set for the original Meeting, to permit further solicitation of proxies, in accordance with applicable law and the Trust Instrument and By-Laws of the Trust. Even if a quorum is present at the Meeting, the Meeting may be adjourned. The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote “AGAINST” any such adjournment those proxies to be withheld.
Effect of Votes Withheld and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, votes withheld and broker “non-votes” (i.e., shares held by brokers or nominees, typically in street name, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposal, votes withheld and broker non-votes do not count as votes cast with respect to the Proposal. Accordingly, votes withheld and broker non-votes will have no effect on the Proposal. With respect to a proposed adjournment of the Meeting, shares present and entitled to vote that are represented by broker non-votes, may, at the discretion of the proxies named herein, be voted in favor of such an adjournment.
Discretionary Voting. Broker-dealers that hold the Trust’s shares in street name for the benefit of their customers will request the instructions of such customers on how to vote their shares on the election of a Trustee. The Trust understands that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of a Trustee is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or other intermediary so that your votes may be counted.
Solicitation of Proxies; Expenses
The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trust’s officers, by the employees or representatives of the Adviser, or by a proxy soliciting firm retained by the Trust. AST Fund Solutions, LLC (“AST”) will serve as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The proxy solicitor has estimated costs associated with its services to be approximately $8,600; however, costs may vary depending on the number of solicitations made. Such costs will be paid by the Adviser. The Trusts’ officers, and those employees and representatives of the Adviser or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts.

Internet Availability of Proxy
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON JUNE 9, 2021.
The Proxy Statement and other proxy materials are available at: https://vote.proxyonline.com/trimtabs/docs/2021.pdf.
GENERAL INFORMATION; MANAGEMENT AND OTHER SERVICE PROVIDERS
Service Providers
Investment Adviser. TrimTabs Asset Management, LLC acts as the investment adviser to each Fund. The Adviser is located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105.
Investment Sub-Adviser:  Donoghue Forlines LLC (the “Sub-Adviser”) acts as the sub-adviser to the TrimTabs Donoghue Forlines Risk Managed Innovation ETF and TrimTabs Donoghue Forlines Tactical High Yield ETF. The Sub-Adviser is located at One International Place, Suite 2920, Boston, MA 02110.
Principal Underwriter. Quasar Distributors, LLC (“Distributor”), located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as the distributor for the Funds.
Administrator. U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator, accountant and transfer agent to the Funds.
Independent Registered Public Accounting Firm
BBD, LLP (“BBD”) has been selected as the Trust’s independent registered public accounting firm by the Audit Committee and ratified by unanimous approval of the Board, including a majority of the Independent Trustees, to audit the financial statements of the Funds. Representatives of BBD are not expected to be present at the Meeting. In the event representatives of BBD do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

The following table shows the aggregate fees that BBD billed the Trust for the last two fiscal years of the Funds, as applicable. With respect to the line items in the tables, “Audit fees” are those fees associated with the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax fees” refer to fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “All other fees” refer to fees related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services.

	July 31, 2020	July 31, 2019
Audit Fees	$27,000	$27,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$6,000
All Other Fees	$0	$0
Total	$33,000	$33,000

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre‑approve all audit and non‑audit services of the Trust, including services provided to any entity affiliated with the Trust.
In accordance with its pre-approval policies and procedures, all of the audit services for the fiscal years indicated for the Trust were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

BBD did not bill, and the Trust did not pay, any fees related to non-audit services for services to the Trust and to the Adviser (or to any other entity controlling, controlled by, or under common control with Adviser that provides ongoing services to the Funds) for the last two years.  The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser is compatible with maintaining BBD's independence and has concluded that the provision of such non-audit services by the accountant has not compromised BBD’s independence.  The Trust did not pay any fees for non-audit services pursuant to a waiver of pre-approval.
The Audit Committee has not needed to consider whether the provision of non-audit services, including tax-related services, that were rendered to Adviser (or to any other entity controlling, controlled by, or under common control with Adviser that provides ongoing services to the Funds), and that were not pre-approved pursuant to the pre-approval policies and procedures, is compatible with maintaining BBD’s independence as no such non-audit services were provided by BBD.
Shareholder Reports
Copies of each Fund’s Annual Report for the most recently completed fiscal year, if available for a Fund, and the succeeding Semi-Annual Report, if any, has been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual Report, if available for a Fund, and Semi-Annual Report, if applicable. You can obtain copies of the Annual Report and/or Semi-Annual Report of a Fund, if available, without charge, by writing to the Trust at: TrimTabs ETF Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201, or calling the Trust at: 800-617-0004. Copies of each Fund’s Annual and/or Semi-Annual Reports, if available, are also available, free of charge, at www.trimtabsfunds.com.
Householding
It is the policy of the Funds to mail only one copy of Fund documents, including this Proxy Statement, to all shareholders who share the same mailing address and share the same last name and have invested in any of the Funds. You are deemed to consent to this policy unless you specifically revoked this policy and requested that separate copies of Fund documents, including proxy statements, be mailed to you. You may request that a separate copy of the Proxy Statement be mailed to you by writing to the Trust at: TrimTabs ETF Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201, or calling the Trust at: 800-617-0004.

APPENDIX A
NOMINATING COMMITTEE CHARTER
TRIMTABS ETF TRUST
Nominating Committee Charter

I.	Membership and Qualifications

The Nominating Committee (“Committee”) of the Board of Trustees (“Board”) of TrimTabs ETF Trust (“Trust”), consisting of multiple series (each, a “Fund”), shall be composed entirely of Board members who are not “interested persons” of the Trust (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder, and meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed.

II.	Purposes of the Nominating Committee

The purposes of the Nominating Committee shall be to:

(1)     Identify and recommend for nomination candidates to serve as Board members and/or as committee members who are Independent Trustees.

(2)     Evaluate and make recommendations to the full Board regarding potential Trustee candidates who are “interested persons” of the Trust (“Interested Persons”) as that term is defined by the 1940 Act or do not meet the independence requirements of the applicable rule of any exchange on which shares of the Trust are listed; and

(3)     Review periodically the workload and capabilities of Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted.

III.	Duties and Powers

To carry out its purpose, the Nominating Committee shall have the following powers:

(1)     Consider recommendations for candidates from any source it deems appropriate. The names of potential candidates may be accepted from Board members, TrimTabs Asset Management, LLC, legal counsel to the Trust or to the Independent Trustees or other such sources as the Committee deems appropriate.

(2)     Evaluate candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser(s) and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

(3)     Recommend to the Board the selection and nomination of candidates for Trustee and for committee membership, whether proposed to be appointed by the Board or to be elected by shareholders.

(4)     Periodically review the composition of the Board and its committees and the backgrounds of the Board members to determine whether it may be appropriate to recommend adding or removing Trustees, and
A-1

propose to the Board and the Independent Trustees changes to the number of positions on the Board and the addition or removal of Trustees.

IV.	Criteria for Selecting Nominees

The Committee shall nominate candidates for new or vacant Board and committee positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

V.	Submissions by Shareholders of Potential Nominees

The Committee shall not consider potential candidates for nomination identified by one or more shareholders of a Fund.

VI.	Interested Trustees

The Committee shall evaluate those Interested Persons who are proposed by management of the Trust to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

VII.	Operations of the Committee

(1)     The Committee shall meet on an as-needed basis. Meetings may be in person or by telephone, and may be called by the chair or a majority of the members with reasonable notice thereof.

(2)     The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Trust’s bylaws.

(3)     The Committee shall have the authority to meet privately, to admit non-members individually by invitation and to retain special counsel and other experts or consultants at the reasonable expense of the appropriate Fund(s).

(4)     The Committee may select one of its members to be chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(5)     The Committee shall review this Charter periodically and recommend any necessary or appropriate changes to the Board.
A-2

APPENDIX B
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. As of March 31, 2021, the shareholders in the table below were each considered to be either a control person or a principal shareholder of the applicable Fund(s).

TrimTabs U.S. Free Cash Flow Quality ETF

Name and Address	Ownership %
National Financial Services, LLC 200 Liberty Street New York, NY 10281	36.10%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	11.90%
Morgan Stanley Smith Barney, LLC[1] Harborside Financial Center Plaza, 23rd Floor Jersey City NJ 07311	11.70%
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	7.80%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	7.40%
Bank of New York Mellon 240 Greenwich Street New York, NY 10286	5.20%
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	5.10%

TrimTabs International Free Cash Flow Quality ETF

Name and Address	Ownership %
Morgan Stanley Smith Barney, LLC[1] Harborside Financial Center Plaza, 23rd Floor Jersey City NJ 07311	75.40%
Goldman Sachs & Co., LLC 200 West Street New York, NY 10282	5.50%

1  Certain of this ownership represents shares held by Silk Partners, L.P., an entity that is majority owned by two trusts controlled, like the Adviser, by the Glick family, whose family office is located at 810 Seventh Avenue, 28th Floor, New York, NY 10019. Silk Partners, L.P. is a control person of TrimTabs International Free Cash Flow Quality ETF.
B-1

TrimTabs Donoghue Forlines Risk Managed Innovation ETF

Name and Address	Ownership %
National Financial Services, LLC 200 Liberty Street New York, NY 10281	66.00%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	23.70%
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	5.10%

TrimTabs Donoghue Forlines Tactical High Yield ETF

Name and Address	Ownership %
National Financial Services, LLC 200 Liberty Street New York, NY 10281	61.60%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	24.70%
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	7.90%
B-2

FORM OF PROXY

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

TrimTabs ETF Trust (the "Trust")

The undersigned holder of shares of one or more series of the Trust, revoking prior proxies, hereby appoints Bob Shea, Derin Cohen and Vince (Qijun) Chen, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the special meeting of the shareholders of the Trust to be held will be held over the Internet in a virtual meeting format, on June 9, 2021 at 11:00 a.m., Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. The meeting will be held virtually and shareholders interested in attending should send an email to attendameeting@astfinanical.com no later than 1 p.m., Eastern time, one business day prior to the meeting requesting credentials to attend.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 9, 2021.
The proxy statement for this meeting is available at: https://vote.proxyonline.com/trimtabs/docs/2021.pdf

---

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

TrimTabs ETF Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	WITHHOLD
1. Jacob Pluchenik	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]